UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 28, 2007

CORUS BANKSHARES, INC.
(Exact name of registrant as specified in its charter)

Minnesota	0-06136	41-0823592
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3959 N. Lincoln Ave., Chicago, Illinois	60613
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (773) 832-3088

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03: Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On August 28, 2007, the Board of Directors of the Company approved an amendment of the Company’s Bylaws (the “Bylaws”), effective as of the same date. Pursuant to the amendment, Article I.3 (Share Transfers) was revised to allow the Company to participate in a direct registration system as required under NASDAQ rules.

The foregoing description of the revision to the Bylaws in connection with the amendment thereof is qualified in its entirety by reference to the full text of the Bylaws, as so amended, which are filed as Exhibit 3(ii) and incorporated herein by reference.

ITEM 9.01: Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
3(ii)	Amended By-Laws of Corus Bankshares, Inc. (amendment underlined in Article I.3)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORUS BANKSHARES, INC.
(Registrant)

November 8, 2007

By: /s/ Michael E. Dulberg
Michael E. Dulberg
Senior Vice President and Chief Accounting Officer
(Principal Accounting Officer and duly authorized
Officer of Registrant)

EXHIBIT INDEX

Exhibit No.	Description
3(ii)	Amended By-Laws of Corus Bankshares, Inc. (amendment underlined in Article I.3)